UNITED STATES
                                    SECURITIES AND EXCHANGE COMMISSION

                                         Washington, D. C. 20549




                                                 FORM 8-K


                                              CURRENT REPORT




        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): July 29, 1998




                                           MediaOne Group, Inc.
                         (Exact name of registrant as specified in its charter)

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        A Delaware Corporation                  Commission File             IRS Employer Identification
       (State of incorporation)                  Number 1-8611                     No. 84-0926774


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                                         188 Inverness Drive West
                                           Englewood, CO 80112
                                 (Address of principal executive offices)


                                     Telephone Number (303) 858-3000
                           (Registrant's telephone number, including area code)

Item 5.  Other Events

On July 29, 1998, MediaOne Group, Inc. released its second quarter earnings results. The releases and financial statements are attached hereto as Exhibits.
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Item 7.  Exhibits
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Exhibit       Description

27            Financial Data Schedule.

99            Press Release dated July 29, 1998 concerning the earnings results of MediaOne Group,
              Inc. for the second quarter of 1998.

99.1          Consolidated Statements of Operations of MediaOne Group, Inc. for the quarter ended June
              30, 1998, filing in connection with the Press Release dated July 29, 1998.

99.2          Unaudited Consolidated Balance Sheets of MediaOne Group, Inc. for the quarter ended June
              30, 1998, filed in connection with the Press Release dated July 29, 1998.

99.3          Unaudited Selected Financial Data of MediaOne Group for the quarter ended June 30, 1998, filed in connection with the Press Release dated July 29, 1998.

99.4          Unaudited Selected Financial and Operating Highlights - Domestic Cable and Broadbad of
              MediaOne Group, Inc. for the quarter ended June 30, 1998, filed in connection with the
              Press Release dated July 29, 1998.

99.5          Unaudited Selected Proportionate Financial Data of MediaOne Group, Inc. for the quarter ended June 30, 1998, filing in connection with the press Release dated July 29, 1998.
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                                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MediaOne Group, Inc.

                                      /s/ STEPHEN E. BRILZ
                                      By:
                                      -----------------------------------------
Dated July 30, 1998                   Stephen E. Brilz
                                      Assistant Secretary